Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lester Wong, Executive Vice President and Chief Financial Officer of Kulicke and Soffa Industries, Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. the Annual Report on Form 10-K of Kulicke and Soffa Industries, Inc. for the fiscal year ended September 28, 2024 (the “Fiscal 2024 Form 10-K”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in the Fiscal 2024 Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Kulicke and Soffa Industries, Inc.

Date: November 14, 2024	By:	/s/ LESTER WONG
Lester Wong
Executive Vice President and Chief Financial Officer